                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported)  February 5, 1999
                                                       --------------------



                             AIMCO Properties, L.P.
              ---------------------------------------------------
             (Exact name of registrant as specified in its charter)


           MARYLAND                    0-24497            84-1275621
--------------------------------    -------------     -------------------
(State or other jurisdiction of      (Commission       (I.R.S. Employer
incorporation or organization)       File Number)     Identification No.)


   1873 SOUTH BELLAIRE STREET, SUITE 1700, DENVER, CO         80222-4348
-----------------------------------------------------     -------------------
      (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code           (303) 757-8101
                                                          -------------------



                                 NOT APPLICABLE
          ------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Businesses Acquired

             none

         (b) Pro Forma Information

         The pro forma financial information included as Exhibit 99.1 to this Report is incorporated herein by this reference.

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(c) Exhibits

         The following exhibits are filed with this report:


Exhibit
Number   Description
-------- -----------
 12.1    Calculation of Ratio of Earnings to Fixed Charges.

 12.2    Calculation of Ratio of Earnings to Combined Fixed Charges and
         Preferred Stock Dividends.

 99.1    Pro Forma Financial Information of AIMCO Properties, L.P.



                                                                               3
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                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        AIMCO Properties, L.P.

                                        By:  AIMCO-GP, Inc.
                                             its General Partner


Date:  February 8, 1999                 By: /s/ Troy Butts
                                            ---------------------------------
                                            Troy Butts
                                            Senior Vice President,
                                            Chief Financial Officer

                 EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K



Sequentially
Exhibit
Number    Description
-------   -----------
  12.1    Calculation of Ratio of Earnings to Fixed Charges.

  12.2    Calculation of Ratio of Earnings to Combined Fixed Charges and
          Preferred Stock Dividends.

  99.1    Pro Forma Financial Information of AIMCO Properties, L.P.